UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

Emergent Health Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 000-54404

208944630
(I.R.S. Employer Identification Number)

20104 VALLEY FORGE CIRCLE
KING OF PRUSSIA 19406
 (Address of principal executive offices) (Zip Code)

866-427-6143
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emergent Health Corp. Form 8 K

Item 1.01 Entry Into Material Definitive Agreement

Emergent Health Corp. (the “Company”) has entered into a Material Definitive Agreement executed May 28, 2011 to supply a network marketing entity, also known as a multi-level (MLM) entity, an MLM exclusive on one of its Anti-Aging dietary supplements. The first order for 10,000 bottles is required to be placed by July 1, 2011 and to be paid for in total at that time. To maintain MLM exclusivity, the network marketing company must purchase 50,000 bottles in the first calendar year from the date of the product launch and up to 120,000 bottles per year after 4 years. If the July 1, 2011 purchase is not consummated, the agreement may be cancelled or modified as to timeline.

Item 8.01 Other Events—Request for Withdrawal (RW) of Registration Statement File No.000-54404

The Company is herewith making an application to immediately request withdrawal (RW) of its Form 10 filing with the Securities & Exchange Commission (SEC) of  May 16, 2011 in its entirety before the effective date at this time under Rule 477-Withdrawal of Registration Statement or Amendment. The basis for the application to withdraw is the Company’s inability to meet audit requirements within the necessary time line. No securities were offered or sold in connection with the aforementioned Form 10 filing being withdrawn. This withdrawal is believed consistent with the public interest and the protection of investors which the Company believes is most important. The Company understands that under Rule 477, the withdrawn document will remain in the Commission's public files, as well as the related request for withdrawal. It is the Company’s understanding that this application for withdrawal will be deemed granted as of the date it is filed with the SEC, unless within 15 days after such date, the Company receives  notice from the SEC that the application will not be granted. An RW letter to the attention of the corresponding SEC representatives is also being faxed and mailed to the SEC today. The Company may reconsider a future Form 10 filing, if and when it is deemed proper, timely and economically feasible

This filing contains certain "forward-looking" statements, defined in the United States Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Statements, which are not historical facts, are forward-looking statements. The Company, through its management, makes forward-looking public statements concerning its expected future operations, performance and other developments. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors that could cause actual results to differ materially from those estimated by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emergent Health Corp.

Date: June 8, 2011	By:	/s/ John V. Cappello
John V. Cappello
CEO, Chief Financial Officer